Exhibit 99.2

Management Diagnostics Limited

Unaudited Consolidated Financial Statements

for the nine months ended 30 September 2014 and 2013

Company Number – 3714017 (England & Wales)

Management Diagnostics Limited

Unaudited Consolidated Profit and Loss Account

for the nine months ended 30 September 2014 and 2013

	Notes	2014	2013
		£	£

Turnover	2	4,579,548	4,579,321

Cost of sales		(55,501)	(70,412)

Gross profit		4,524,047	4,508,909

Administrative expenses	6&7	(4,328,592)	(4,191,414)

Operating profit	3	195,455	317,495

Interest and similar income	4	817	498

Profit on ordinary activities before taxation		196,272	317,993

Taxation	5	17,005	49,851

Profit on ordinary activities after taxation	15	179,267	268,141

All transactions arise from continuing operations.

The accompanying accounting policies and notes form an integral part of these financial statements.

Management Diagnostics Limited

Unaudited Consolidated Statement of Total Recognised Gains and Losses

for the nine months ended 30 September 2014 and 2013

	Notes	2014	2013
		£	£

Profit for the period		179,267	268,141

Exchange gain / (loss)		20,053	(98,991)

Total recognised gains and losses for the period		199,320	169,150

Management Diagnostics Limited

Consolidated Balance Sheets

	Notes	September 30, 2014		December 31, 2013
		(unaudited)
		£	£	£	£

Fixed assets
Tangible assets	8		4,052,434		4,046,101

Current assets
Debtors	10	887,506		896,252
Cash at bank		1,176,625		1,408,124

		2,064,131		2,304,376
Creditors: amounts falling due within one year	11	(661,348)		(670,133)

Net current assets			1,402,783		1,634,243

Total assets less current liabilities			5,455,217		5,680,344

Deferred income	12		(2,606,641)		(3,031,088)

Net assets			2,848,576		2,649,256

Capital and reserves
Called up share capital	14		457,449		457,449
Share premium account	15		16,022,450		16,022,450
ESOP	18		(23,346)		(23,346)
Other reserves	15		559,618		559,618
Profit and loss account	15		(14,167,595)		(14,366,915)

	16		2,848,576		2,649,256

The accompanying accounting policies and notes form an integral part of these financial statements.

Management Diagnostics Limited

Unaudited Consolidated Statement of Cash Flows

as at 30 September 2014 and 2013

	Notes	2014	2013
		(UNAUDITED)	(UNAUDITED)
		£	£

Net cash inflow from operating activities	17	317,463	357,402

Returns on investments and servicing of finance
Interest received		817	498

Taxation
Tax paid		(17,005)	(49,851)

Capital expenditure
Payments made to acquire tangible fixed assets		(532,774)	(563,668)

Net cash outflow		(231,499)	(255,619)

(Decrease) in cash	17	(231,499)	(255,619)

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

1.	Accounting policies

1.1	Accounting convention

The financial statements are prepared under the historical cost convention and in accordance with U.K generally accepted accounting principles and include the results of the Company's and the Group’s operations all of which are continuing.

The principal accounting policies of the Group are set out below and have remained unchanged from the previous year.

1.2	Basis of preparation

The group's business activities, together with the factors likely to affect its future development, are set out in the principal activities and review of business section.

The group’s strategy has been incorporated into detailed forecasts which have been subject to scrutiny and sensitivity analysis. After considering a number of factors which include robust renewal rates and the current sales pipeline, the Directors, in conjunction with the ability to manage the group's cost and cash resources, have a reasonable expectation that the parent company and the group will continue in operational existence for the foreseeable future. Accordingly they continue to adopt the going concern basis in preparing the accounts.

1.3	Basis of consolidation
The Group financial statements consolidate those of the Company and its operating subsidiaries, Boardex LLC and Boardex India Pvt Limited. MDL ESOP Limited has been consolidated by virtue of its deduction from shareholders’ funds. None of the Company’s dormant subsidiaries have been consolidated. Financial details for the subsidiaries that have not been consolidated are detailed in note 9.

1.4	Turnover
Turnover represents fees earned from the provision of services, including research. The company seeks to match income to services delivered by releasing revenues on a monthly basis over the term of the contract. In this regard the Company will take in account factors such as delivery timescales and / or acceptance criteria in determining if the release point for revenue should be anything other than the start date of the contract. Turnover is exclusive of VAT and other Sales Taxes.

1.5	Database
In accordance with accounting standards UITF 29 – Website development costs and FRS 15 – Tangible Fixed Assets, the Company has capitalised the costs of populating and developing its database as a tangible asset.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

1.	Accounting policies (continued)

1.6	Tangible fixed assets and depreciation
Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life and is as follows:

Office equipment	-	Straight line over three years
Fixtures and fittings	-	Straight line over three years
Database (Technology)	-	Straight line over seven years
Database (Content)	-	Straight line over twenty years

1.7	Retirement benefits

The pension costs charged against operating profits are the contributions payable to defined contribution schemes in respect of the accounting period. Neither the company nor any subsidiary company operates a defined benefit scheme.

1.8	Research and development expenditure
With the exception of expenditure associated with the development of the Database (see note 1.5) research and development expenditure is charged to profits in the period in which it is incurred.

1.9	Foreign exchange gains and losses
Company: Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. Any gains and losses arising on the settlement of any transactions are taken to the profit and loss account.

Group: The balance sheets of overseas subsidiaries are translated at the rate of exchange ruling at the balance sheet date. The profit and loss accounts of overseas subsidiaries are translated at the average rate of exchange for the financial year. Any exchange gains and losses arising on the retranslation of opening net assets and arising as a result of differences between average and year end exchange rates are shown in the Statement of Total Recognised Gains and Losses.

1.10	Operating lease payments
Rentals payable under operating leases are charged to the profit and loss account on a straight line basis of the lease term.

1.11	Provisions for liabilities and charges
A provision is recognised when the group has a legal or constructive obligation as a result of a past event and it is probable that an outflow of economic benefits will be required to settle the obligation.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

1.	Accounting policies (continued)

1.12	Deferred taxation

Deferred tax is recognised on all timing differences where the transactions or events that give the group an obligation to pay more tax in the future, or a right to pay less tax in the future, have occurred by the balance sheet date. Deferred tax assets are recognised when it is more likely than not that they will be recovered. Deferred tax is measured using rates of tax that have been enacted or substantively enacted by the balance date.

1.13	Share based payments

With the exception of share options granted on 22 June 2012 all share options have been granted over issued shares held by the ESOP (see note 18).

The fair value of the employee services received in exchange for the grant of options is recognised as an expense. The total amount to be expensed rateably over the vesting period is determined by reference to the fair value of the options at the grant date, excluding the impact of any non-market vesting conditions. Non-market vesting conditions are included in the assumptions about the number of options that are expected to become exercisable. This estimate is revised at each balance sheet date and the difference is charged or credited to the profit and loss account, with a corresponding adjustment to equity. The proceeds received on exercise of the options (net of any directly attributable transaction costs) are credited to equity.

2.	Turnover	2014	2013
		£	£

	By geographic market:
	UK and Europe	1,985,616	2,019,780
	North America	2,593,932	2,559,541

		4,579,548	4,579,321

3.	Operating profit	2014	2013
		£	£

	Operating profit is stated after charging / (crediting):

	Depreciation of tangible assets	511,321	543,959
	Operating lease payments (land & buildings)	268,463	282,414

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

4.	Interest and similar income	2014	2013
		£	£

	Bank interest	817	498

		817	498

5.	Tax charge on profit on ordinary activities
		2014	2013
		£	£

	Corporation tax at 20% (2013 - 20%)	-	-
	Overseas tax	117,914	49,851
	Prior year tax credit	(100,909)	-

		17,005	49,851

The tax credit assessed for the period is lower than small profit rate of corporation tax in the UK of 20% (2013 - 20%). The differences are explained as follows:

	2014	2013
	£	£

Profit on ordinary activities before taxation	196,272	317,993

Profit on ordinary activities multiplied by small profit rate of corporation tax in the UK of 20% (2013 - 20%)

	39,255	63,499
Effect of:
Other timing differences	(39,255)	(63,499)
Overseas tax	117,914	49,851
Prior year tax credit	(100,909)	-

Current taxation for the period	17,005	49,851

Unrelieved tax losses of approximately £11m (2013: £11m) remain available to offset against future taxable trading profits.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

6.	Employees	2014	2013
		£	£

	Staff costs during the period (including directors) were as follows:

	Wages and salaries	2,482,155	2,360,478
	Social security costs	222,659	201,234
	Pensions and other costs	83,661	83,801

		2,788,475	2,645,513

The average number of employees during the period was 288 (2013: 284).

Research and development	264	260
Administration, sales and customer support	24	24

	288	284

7.	Directors' emoluments	2014	2013
		£	£

	Emoluments	734,344	657,010
	Pension scheme contributions	32,375	28,162

		766,719	685,622

	Highest paid director:
	Emoluments	242,196	234,147
	Pension scheme contributions	13,650	13,650

		255,846	247,797

During the period, 3 directors (2013: 3) participated in money purchase pension schemes.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

8.	Tangible assets

Group		Fixtures	Office
	Database	and fittings	equipment	Total
	£	£	£	£
Cost

At 1 January 2014	8,601,586	568,126	1,090,776	10,260,488
Additions	498,575	-	17,628	516,203
Exchange adjustments	-	2,399	3,846	6,245

At 30 September 2014	9,100,161	570,525	1,112,250	10,782,936

Depreciation

At 1 January 2014	4,638,998	533,516	1,041,873	6,214,387
Charge for the year	506,060	-	5,261	511,321
Exchange adjustments	-	1,706	3,088	4,794

At 30 September 2014	5,145,058	535,222	1,050,222	6,730,502

Net book value

At 30 September 2014	3,955,103	35,303	62,028	4,052,434

At 31 December 2013	3,962,588	34,610	48,903	4,046,101

Database costs comprise internal costs that have been capitalised.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

9.	Investments

The Company owns 100% of the share capital of MDL ESOP Limited, a company incorporated in the UK. The Company holds 2 shares with a nominal value of £1 each.

The Company owns 100% of the share capital of Boardex Limited, a company incorporated in the UK. The Company holds 2 shares with a nominal value of £1 each.

The Company owns 100% of the share capital of Boardex.com Limited, a company incorporated in the UK. The Company holds 2 shares with a nominal value of £1 each.

The Company owns 100% of the share capital of Boardex India Private Limited, a company incorporated in India which carries out data compilation and quality assurance in relation to the database. The Company holds 99,980 shares with a nominal value of INR10 each (£12,497). At 30 September 2014 the net assets of Boardex India Private Limited were £749,518 (2013: £669,152).

The Company owns 100% of the share capital of Boardex LLC, a company incorporated in the USA which carries out product marketing on behalf of the Company. The Company holds 10 shares with a nominal value of US$1 each (£6). At 30 September 2014 the net assets of Boardex LLC were £218,173 (2013: £92,239).

At 30 September 2014 the aggregate capital and reserves of MDL ESOP Limited was £(2,766) (2013: £(2,766)). This represents the cost of shares held by the ESOP less the amounts owed to the Company. The result for the period then ended was £nil (2013: £nil).

Boardex Limited and Boardex.com Limited are dormant companies.

Please see note 18 for additional information regarding MDL ESOP Limited.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

10.	Debtors
		2014	2013
		£	£

	Trade debtors	519,935	606,169
	Other debtors	33,410	33,314
	Prepayments	334,161	256,769

		887,506	896,252

11.	Creditors: amounts falling due within one year
		2014	2013
		£	£

	Trade creditors	40,110	21,517
	Other taxes and social security	404,168	379,534
	Accruals	217,070	269,082

		661,348	670,133

12.	Deferred income

		2014	2013
		£	£

	Service subscriptions	2,606,641	3,031,805

Service subscriptions are by way of an annual user licence. The Company seeks to match income to services delivered by releasing revenues on a monthly basis across the term of the contract. Amounts relating to the unexpired period of contracts are held as deferred income.

13.	Obligations under operating leases

	Land and Buildings
	2014	2013
	£	£

Operating leases which expire; Within one year	250,760	281,703

	250,760	281,703

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

14.	Share capital

	2014	2013
	£	£
Authorised
1,500,000 Preferred Ordinary shares of 10p each	150,000	150,000
2,500,000 Ordinary ‘A’ shares of 10p each	250,000	250,000
2,000,000 Ordinary ‘B’ shares of 10p each	200,000	200,000
1,000 Ordinary ‘C’ shares of 10p each	100	100
1,000,000 Deferred Shares of 0.001p each	1,000	1,000

	601,100	601,100

Allotted and fully paid
884,456 Preferred Ordinary shares of 10p each	88,446	88,446
2,199,294 Ordinary ‘A’ shares of 10p each	219,929	219,929
1,222,183 Ordinary ‘B’ shares of 10p each	122,218	122,218
1,000 Ordinary ‘C’ shares of 10p each	100	100

	430,693	430,693
Allotted and nil paid
267,559 Ordinary ‘B’ shares of 10p each	26,756	26,756

	457,449	457,449

Rights associated with the Preferred Ordinary shares, the Ordinary ‘A’ shares, the Ordinary ‘B’ shares, the Ordinary ‘C’ shares and the Deferred Shares are documented in the Company’s Articles of Association.

The Company has undertaken to issue up to 203,367 new Ordinary ‘B’ shares to satisfy the potential exercise of Share Options which were granted on 22 June 2012.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

15.	Share premium account and reserves

		Share	Profit and
	Other	Premium	Loss
	Reserves	Account	Account
	£	£	£

At 1 January 2014	559,618	16,022,450	(14,366,915)
Retained profit for the period	-	-	179,267
Exchange adjustment	-	-	20,053

At 30 September 2014	559,618	16,022,450	(14,167,595)

16.	Reconciliation of movements in shareholders' funds

	2014	2013
	£	£

Opening shareholders’ funds	2,649,256	2,278,115
Profit for the financial period	179,267	484,722
Exchange adjustment	20,053	(113,581)

Closing shareholders’ funds	2,848,576	2,649,256

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

17.	Notes to the statement of cash flows

Reconciliation of operating profit to net cash inflow from operating activities

	2014	2013
	£	£

Operating profit	195,455	317,495
Change in debtors	8,746	343,064
Change in creditors	(8,785)	(9,368)
Change in deferred income	(424,447)	(743,507)
Depreciation	511,321	543,959
Exchange differences	35,173	(79,659)

Net cash inflow from operating activities	317,463	357,402

Reconciliation of net cash flow to movement in net funds

	2014	2013
	£	£

(Decrease)/Increase in cash	(231,499)	(255,619)

Net funds brought forward	1,408,124	1,075,415

Net funds carried forward	1,176,625	819,796

Analysis of changes in net funds

	At 1 Jan 2014	Cash Flow	At 30 Sept 2014
	£	£	£

Cash at bank and in hand	1,408,124	(231,499)	1,176,625

	1,408,124	(231,499)	1,176,625

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

18.	MDL ESOP Limited

MDL ESOP Limited (the “ESOP”) was established as a subsidiary of the Company to encourage and facilitate the acquisition and holding of securities by or for the benefit of employees, former employees and relatives of employees of the Company.

Pursuant to a loan facility made available by the Company, the ESOP has subscribed to 233,442 Ordinary ‘B’ shares (2013 - 233,442 Ordinary ‘B’ shares) in the Company and is able to offer to eligible employees options over such shares at the prevailing market price.

The allocation and distribution of such options is at the discretion of the Directors of the ESOP in their capacity as Trustees of the ESOP which is constituted as a Trust Fund. The Trust Fund and the income thereof is held by the Trustees for the benefit of the beneficiaries in accordance with the terms of the Trust Deed. The Trustees are required to keep accurate accounts of the Trust Fund and may have them audited annually by a firm of professionally qualified accountants selected by the Trustees and approved by the Board. The Trustees are not required to engage in the management or conduct of the business of any company whose shares or securities constitute the whole or part of the Trust Fund. The Trustees may pay out of capital or income (at the Trustees discretion) any expenses properly incurred in connection with the administration of the Trust Fund.

In accordance with UITF 38, the investment in own shares relating to MDL ESOP Limited as at 30 September 2014 of £23,346 (2013: £23,346) has been presented as a deduction in arriving at shareholders’ funds.

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

18.	MDL ESOP Limited (continued)

During the year the group had share option schemes falling within the scope of FRS 20. With the exception of the share options granted on 22 June 2012 all share options under these schemes have been granted over issued shares held by the ESOP. The options were granted with a fixed exercise price equal to the market price of the shares at the date of grant. Exercise of options is subject to continued employment within the group. There are no other conditions attached to the options. Options were valued using the Black-Scholes option pricing model rather than a valuation of the employee services. The expected volatility is based on historic group volatility or an approximation thereto.

Details of the arrangements are described below:

	Options at	Options at	Options at
	£5.14	£3.50	£0.10

Grant Date(s)	June '12	Aug '06 - Jan '07	Mar '05 - Jan '07
Number of options granted	254,638	160,505	13,307
Share Price at date of grant	£5.14	£3.50	£0.10 - £14.00
Exercise price	£5.14	£3.50	£0.10
Vesting Date(s)	Immediate	Aug '09 - Jan '10	Mar '08 - Jan '10
Expiry Date(s)	June '22	Aug '15 - Jan '16	Mar '11 - Jan '16
Expected life	4.5 Yrs	4.5 Yrs	4.5 Yrs
Expected volatility	37%	37%	37%
Risk free interest rate	5%	5%	5%
Expected dividend yield	nil	nil	nil
Expected departures at 30 Sept 2014	10%	10%	10%
Fair value per option	£0.00	£1.34	£0.00 - £13.90

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

18.	MDL ESOP Limited (continued)

With the exception of most of the share options granted on 22 June 2012 all share options have been granted over issued shares held by the ESOP.

A reconciliation of the movements in the number of share options is summarised as follows:

		2014		2013
		Weighted		Weighted
	2014	average	2013	average
	Number of	exercise	Number of	exercise
	options	price	options	price

Outstanding at 1 January	436,769		436,809
Granted	-		-
Exercised	-		-
Lapsed	(8,319)		(40)

Outstanding at 30 September	428,450	£4.37	436,769	£4.36

Exercisable at period end	428,450		436,769

For options outstanding at the year end, the range of exercise prices and average remaining contractual life was as follows:

		2014		2013
		Average		Average
	2014	remaining	2013	remaining
	Number of	contractual	Number of	contractual
Exercise price	options	life	options	life

£0.10	13,307		15,806
£3.50	160,505		160,505
£5.14	254,638		260,458

	428,450	n/a	436,769	n/a

Management Diagnostics Limited

Notes to the Unaudited Financial Statements

for the nine months ended 30 September 2014 and 2013

19.	Capital commitments

The group did not have any capital commitments at 30 September 2014 nor at 30 September 2013.

20.	Contingent liabilities

The group did not have any contingent liabilities at 30 September 2014 nor at 30 September 2013.

21.	Related party disclosure

The company provides IT support services to Sainty Hird and Partners Limited, a company of which JL Sainty is a director. The company charges £45,000 for these services and the contract terminated at the end of August 2014.

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